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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Tom Brown, Inc.'s previously filed Registration Statements on Form S-8 Nos. 33-42991, 33-44225, 33-60191, 33-60842, 33-13157, 33-30069, 33-42011, 333-56577, 333-69353, 333-31426,
333-89031, 333-89033, 333-31426 and 333-51320.


                                                             ARTHUR ANDERSEN LLP
Denver, Colorado
March 13, 2001